UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

IXIA
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 240.0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

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	(4)	Date Filed:

This filing consists of materials used by Ixia, a California corporation (the “Company”) on January 30, 2017, in connection with the proposed transaction with Keysight Technologies, Inc.:

Ixia Customer FAQ

1.	What was announced?

We have announced that Ixia has entered into an agreement to combine with Keysight. This transaction brings together complementary technologies to advance and accelerate our powerful innovation engine on behalf of our customers.

2.	Who is Keysight?

Keysight helps customers bring breakthrough electronic products and systems to market faster and at a lower cost. Customers span the worldwide communications ecosystem, internet infrastructure, aerospace & defense, automotive, semiconductor and general electronics end markets.

3.	Why is Ixia combining with Keysight?

This transaction brings together complementary technologies to advance and accelerate our powerful innovation engine on behalf of our customers. Our combination is about growth – leveraging our scale and the breadth of our complementary product portfolios to succeed together. This transaction will create an innovation force in leading-edge technologies that spans electronic design, device and network validation, and application and security performance. Together, Ixia and Keysight will provide a unique combination of Layer 1 through 7 end-to-end solutions for assessing performance from the mobile device to the data center and the cloud.

4.	What does this announcement mean for Ixia’s customers?

We believe Keysight is an ideal partner, and this transaction brings together complementary technologies to advance and accelerate our powerful innovation engine on behalf of our customers. Together, we will have the scale and resources to even better support you, and all of our customers around the world. We are confident that the power of our combined portfolios, R&D capabilities, and the incredible talent of both of our teams, will help us to achieve an unprecedented level of innovative offerings and world class service to drive value for our customers.

While we believe that the upside for Ixia customers is compelling, today’s announcement is just the first step. Until closing the transaction, Ixia will remain a separate, independent company, and we will continue to conduct business as usual:

●	Your teams and day-to-day support at Ixia will remain the same;

●	Customer projects will move forward on existing schedules;

●	We will continue to launch new products as planned; and

●	There will be no change in how we work with or serve you.

As we work to bring our companies together, we look forward to sharing more specific details about Ixia as part of Keysight.

5.	When will the transaction be completed? What are the next steps?

We expect the transaction to close no later than the end of October 2017, following approval by Ixia shareholders, regulatory approvals and customary closing conditions. Until the closing, Ixia remains a separate, independent company, and we will continue to operate as usual.

6.	Are there any changes in customer contracts as a result of this transaction? What about Ixia’s product development plans?

Protecting and supporting our customers’ technology and systems is a priority. There have been no changes to existing contracts, product development or deployment plans as a result of the transaction.

7.	What are Keysight’s plans for integrating Ixia? Will there be any changes to Ixia’s strategy, product offering or pricing as part of Keysight?

As a powerful innovation engine, we will remain committed to delivering the best technologies and solutions to help our customers. As we work to bring our companies together, we look forward to sharing more specific details about the combination of Ixia and Keysight.

8.	Why should I enter into an agreement with Ixia now?

The value proposition Ixia offers today is just as compelling as before we announced this combination. This transaction brings together complementary technologies to advance and accelerate our powerful innovation engine on behalf of our customers. Additionally, Keysight has excellent customer support and shares our commitment to world class customer service. As a result, we are confident that customers will experience even more benefits by signing-on with Ixia now.

9.	What will happen to Ixia’s sales force and customer support?

This transaction is about growth and Keysight recognizes the importance of a strong sales and support team. We will continue to focus on world class customer service and support as always. As we work to bring our companies together, we look forward to sharing more specific details about the combination of Ixia and Keysight.

10.	Will my company contacts change?

This announcement will not have any impact on our day-to-day operations and it remains business as usual. Your contacts remain the same.

11.	How can I get more information?

Customers with additional questions can work with their dedicated Ixia representative.

Forward-Looking Statements

Statements that are not historical facts in this document, including, without limitation, statements regarding the expected timing, completion and effects of the proposed transaction may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended, and, and are subject to the safe harbor created by those Sections. Words such as “may,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “predict,” “potential,” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements reflect the current views with respect to future events and are based on assumptions and are subject to risks and uncertainties. These risks and uncertainties, as well as other factors, may cause future events, results, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. Factors that could cause the actual events or results to differ materially from those expressed or implied in such forward-looking statements include, among others: the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Ixia’s business and the price of the common stock of Ixia; the risk that Ixia’s shareholders do not approve the transaction or that any other conditions to the completion of the transaction may not be satisfied, or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; the risk that financing for the transaction may not be available on favorable terms; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the effect of the announcement or pendency of the proposed transaction on Ixia’s business relationships, operating results and business generally; risks that the proposed transaction disrupts current plans and operations of Ixia, including the risk of adverse reactions or changes to business relationships with customers, suppliers and other business partners of Ixia; potential difficulties in the hiring or retention of employees of Ixia as a result of the proposed transaction; risks associated with the disruption of management’s attention from ongoing business operations due to the transaction; the outcome of any legal proceedings that may be instituted against Ixia, its officers or directors related to the merger agreement or the transaction; unexpected costs, charges or expenses resulting from the proposed transaction; competitive responses to the proposed transaction; and legislative, regulatory and economic developments. The factors that may cause future events and results to differ materially from the current expectations also include, without limitation, the risks identified in Ixia’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, and in Ixia’s other filings with the Securities and Exchange Commission. Ixia assumes no obligation to update any forward-looking statement contained in this document.

Important Additional Information and Where to Find It

Ixia plans to file with the SEC and to mail to its shareholders a proxy statement in connection with the proposed transaction. The proxy statement will contain important information about Ixia, the proposed transaction, and related matters. Ixia also plans to file with the Securities and Exchange Commission other documents regarding the proposed transaction. BEFORE MAKING ANY VOTING DECISION, IXIA’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT MATERIALS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE. Ixia’s shareholders will be able to obtain free copies of the proxy statement and other documents filed with the Securities and Exchange Commission by Ixia through the web site maintained by the Securities and Exchange Commission at www.sec.gov or through the investor relations section of Ixia’s website at http://investor.ixiacom.com.

Participants in the Solicitation

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. Ixia and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Ixia’s shareholders with respect to the proposed transactions. Information regarding Ixia’s directors and executive officers is contained in Amendment No. 1 to Ixia’s annual report on Form 10-K for the year ended December 31, 2015 filed with the Securities and Exchange Commission on May 5, 2016 and in its proxy statement for Ixia’s 2016 annual meeting of shareholders filed with the Securities and Exchange Commission on May 3, 2016. Additional information regarding the interests of Ixia’s directors and executive officers in the transaction will be included in the proxy statement for the special meeting of Ixia’s shareholders to be held to approve the transactions contemplated by the merger agreement and in other relevant documents regarding proposed transaction, when filed with the Securities and Exchange Commission.

January 30, 2017

Dear Valued Customer,

I am pleased to share the exciting news that Ixia has just announced an agreement to combine with Keysight.

We believe Keysight is an ideal partner. This transaction brings together complementary technologies to advance and accelerate our powerful innovation engine on behalf of our customers. Together, we will have the scale and resources to even better support you, and all of our customers around the world.

As one company, Ixia and Keysight will provide a unique combination of Layer 1 through 7 end-to-end solutions for assessing performance from the mobile device to the data center and the cloud. Overall, we believe the power of our combined portfolios, R&D capabilities, and the incredible talent of both of our teams, will help us to achieve an unprecedented level of innovative offerings and world class service to drive value for our customers.

While we expect that our customers will experience incredible benefits from this combination, today’s announcement is just the first step. We expect the transaction to be completed no later than the end of October 2017. Until that time, Ixia will remain a separate, independent company, and we continue to conduct business as usual:

●	Your teams and day-to-day support at Ixia will remain the same;

●	Customer projects will move forward on existing schedules;

●	We will continue to launch new products as planned; and

●	There will be no change in how we work with or serve you.

As we work to bring our companies together, we look forward to sharing more specific details about the combination of Ixia and Keysight. Of course, you should also feel free to reach out to your usual Ixia representative and should know that we are as focused as ever on your needs.

On behalf of the Ixia team, we value our relationship with you and thank you for your continued support.

Sincerely,

Bethany Mayer

President & Chief Executive Officer

Forward-Looking Statements

Statements that are not historical facts in this document, including, without limitation, statements regarding the expected timing, completion and effects of the proposed transaction may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended, and, and are subject to the safe harbor created by those Sections. Words such as “may,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “predict,” “potential,” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements reflect the current views with respect to future events and are based on assumptions and are subject to risks and uncertainties. These risks and uncertainties, as well as other factors, may cause future events, results, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. Factors that could cause the actual events or results to differ materially from those expressed or implied in such forward-looking statements include, among others: the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Ixia’s business and the price of the common stock of Ixia; the risk that Ixia’s shareholders do not approve the transaction or that any other conditions to the completion of the transaction may not be satisfied, or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; the risk that financing for the transaction may not be available on favorable terms; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the effect of the announcement or pendency of the proposed transaction on Ixia’s business relationships, operating results and business generally; risks that the proposed transaction disrupts current plans and operations of Ixia, including the risk of adverse reactions or changes to business relationships with customers, suppliers and other business partners of Ixia; potential difficulties in the hiring or retention of employees of Ixia as a result of the proposed transaction; risks associated with the disruption of management’s attention from ongoing business operations due to the transaction; the outcome of any legal proceedings that may be instituted against Ixia, its officers or directors related to the merger agreement or the transaction; unexpected costs, charges or expenses resulting from the proposed transaction; competitive responses to the proposed transaction; and legislative, regulatory and economic developments. The factors that may cause future events and results to differ materially from the current expectations also include, without limitation, the risks identified in Ixia’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, and in Ixia’s other filings with the Securities and Exchange Commission. Ixia assumes no obligation to update any forward-looking statement contained in this document.

Important Additional Information and Where to Find It

Ixia plans to file with the SEC and to mail to its shareholders a proxy statement in connection with the proposed transaction. The proxy statement will contain important information about Ixia, the proposed transaction, and related matters. Ixia also plans to file with the Securities and Exchange Commission other documents regarding the proposed transaction. BEFORE MAKING ANY VOTING DECISION, IXIA’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT MATERIALS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE. Ixia’s shareholders will be able to obtain free copies of the proxy statement and other documents filed with the Securities and Exchange Commission by Ixia through the web site maintained by the Securities and Exchange Commission at www.sec.gov or through the investor relations section of Ixia’s website at http://investor.ixiacom.com.

Participants in the Solicitation

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. Ixia and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Ixia’s shareholders with respect to the proposed transactions. Information regarding Ixia’s directors and executive officers is contained in Amendment No. 1 to Ixia’s annual report on Form 10-K for the year ended December 31, 2015 filed with the Securities and Exchange Commission on May 5, 2016 and in its proxy statement for Ixia’s 2016 annual meeting of shareholders filed with the Securities and Exchange Commission on May 3, 2016. Additional information regarding the interests of Ixia’s directors and executive officers in the transaction will be included in the proxy statement for the special meeting of Ixia’s shareholders to be held to approve the transactions contemplated by the merger agreement and in other relevant documents regarding proposed transaction, when filed with the Securities and Exchange Commission.

Ixia Employee FAQ

1.	What was announced?

We announced that Ixia has entered into an agreement to combine with Keysight. We are confident that the power of our combined portfolios, R&D capabilities, and the incredible talent of both of our teams, will help us to achieve an unprecedented level of innovative offerings and world class service.

2.	Who is Keysight?

Keysight helps customers bring breakthrough electronic products and systems to market faster and at a lower cost. Customers span the worldwide communications ecosystem, internet infrastructure, aerospace & defense, automotive, semiconductor and general electronics end markets.

3.	Why is Ixia combining with Keysight?

We believe Keysight is an ideal partner, and this transaction brings together complementary technologies to advance and accelerate our powerful innovation engine on behalf of our customers.

We are confident that the power of our combined portfolios, R&D capabilities, and the incredible talent of both of our teams, will help us to achieve an unprecedented level of innovative offerings and world class service.

We have been gaining significant momentum across our businesses. As we celebrate our 20th anniversary as a company, we are confident our future will be bright in the next chapter of our company’s history.

4.	When will the transaction be completed? What are the next steps?

The transaction, which is expected to be completed no later than the end of October 2017, is subject to approval by Ixia shareholders, regulatory approvals, including expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act, as well as other customary closing conditions.

5.	What does this transaction mean for Ixia employees?

We are confident that Keysight is the ideal partner to accelerate our growth initiatives and continue to build upon our successful 20-year history. Overall, we expect there will be many new opportunities across the organization as part of a company with greater scale and resources. Ixia and Keysight share many of the same values including our dedication to innovation in leading-edge technologies and commitment to operational excellence and financial discipline to create value for shareholders. Our goal is a seamless combination that supports new growth strategies and enhances our relationships with customers and partners. Importantly, it is still early in this process, and we will continue to keep you updated as there is important information to share.

6.	Are any layoffs planned as a result of the transaction?

This transaction is about growth, but whenever you combine two publicly traded companies there is always some overlap and areas to cut costs. However, Keysight has made it clear that our people are an important part of this transaction, and that it has been the unmatched talent of our people around the world that have drawn their interest. The revenue synergies demonstrate the power of this combination and the combined company will be relying on the strengths of both companies’ employees to achieve its targets. It is still early in this process, and we will continue to keep you updated as there is important information to share.

7.	Will there be any changes to employee salaries, compensation or benefits as a result of the transaction?

The merger agreement provides that for a period of one year following the closing of the transaction, the employees who remain employed following the closing are to receive compensation and benefits in the aggregate generally no less favorable than on the date of signing the agreement.

8.	Will my manager or reporting line change?

Until the transaction closes, which is expected to occur no later than the end of October 2017, we remain a separate, independent company, and we will continue to operate business as usual. It is important that we stay focused on our customers, product roadmap and other business priorities. Looking ahead, we will be working closely with Keysight to develop plans on how best to bring our companies together and capitalize on the strengths and talent across each organization.

9.	What happens to Ixia’s headquarters and other operating locations as a result of the transaction?

Until the transaction closes, which is expected to occur no later than the end of October 2017, we remain a separate, independent company, and we will continue to operate business as usual. Looking ahead, we will be working closely with Keysight to develop plans on how best to bring our companies together and capitalize on the strengths and talent across each organization.

10.	Will I be asked to relocate as a result of the transaction?

Until the transaction closes, which is expected to occur no later than the end of October 2017, we remain a separate, independent company, and we will continue to operate business as usual. Looking ahead, we will be working closely with Keysight to develop plans on how best to bring our companies together and capitalize on the strengths and talent across each organization.

11.	What will happen to my stock ownership in Ixia? How do I tender my shares?

For employees owning shares of Ixia, you will have the right to receive $19.65 for each share that you own upon the closing of the transaction.

12.	What happens to my vested and unvested stock options and/or restricted stock units? What happens to the Employee Stock Purchase Plan?

At the closing of the transaction, each issued and outstanding stock option will become fully vested and will be converted into the right to receive an amount in cash equal to the excess, if any, of $19.65 over the exercise price per share of such options, less any applicable taxes required to be withheld. Each restricted stock unit outstanding immediately prior to the closing will become fully vested and will be cancelled in exchange for the right to receive an amount in cash equal to $19.65, subject to any applicable tax withholdings.

Ixia’s Employee Stock Purchase Plan will be terminated at the closing of the transaction. An additional purchase will be made under the ESPP before the closing in accordance with the terms of the merger agreement and the ESPP. We will provide you additional information about your rights under the ESPP as a result of the announcement of the transaction.

13.	Can I trade Ixia stock during open periods prior to the closing of the transaction?

Our normal trading policies and trading windows will continue. If you are a restricted person under Ixia’s Insider Trading Policy, the regular quarterly blackout period is currently in effect.

14.	What are Keysight’s plans for integrating Ixia? Will there be any changes to Ixia’s strategy as part of Keysight?

The combination brings together two world-class organizations with innovative culture and common values that will help drive strong collaboration and innovation. Both companies have industry leading IP portfolios that are complementary, deep technical prowess and amazing teams. Overall, we expect there will be many new opportunities across the organization as part of a company with greater scale and resources. Our goal is a seamless combination that supports new growth strategies and enhances our relationships with customers and partners.

15.	What will happen with Ixia’s Business Leadership Team?

Right now, our leadership team is focused on working closely with Keysight to facilitate a seamless combination. In our discussions, Keysight has made it clear that our people are an important part of this transaction. Over the coming months, the companies will form integration planning teams to assess the structure of the combined company following the close of the transaction.

16.	Who do I contact with questions? Where can I go for more information?

If you have additional questions, please reach out to your usual Ixia representative.

Forward-Looking Statements

Statements that are not historical facts in this document, including, without limitation, statements regarding the expected timing, completion and effects of the proposed transaction may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended, and, and are subject to the safe harbor created by those Sections. Words such as “may,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “predict,” “potential,” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements reflect the current views with respect to future events and are based on assumptions and are subject to risks and uncertainties. These risks and uncertainties, as well as other factors, may cause future events, results, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. Factors that could cause the actual events or results to differ materially from those expressed or implied in such forward-looking statements include, among others: the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Ixia’s business and the price of the common stock of Ixia; the risk that Ixia’s shareholders do not approve the transaction or that any other conditions to the completion of the transaction may not be satisfied, or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; the risk that financing for the transaction may not be available on favorable terms; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the effect of the announcement or pendency of the proposed transaction on Ixia’s business relationships, operating results and business generally; risks that the proposed transaction disrupts current plans and operations of Ixia, including the risk of adverse reactions or changes to business relationships with customers, suppliers and other business partners of Ixia; potential difficulties in the hiring or retention of employees of Ixia as a result of the proposed transaction; risks associated with the disruption of management’s attention from ongoing business operations due to the transaction; the outcome of any legal proceedings that may be instituted against Ixia, its officers or directors related to the merger agreement or the transaction; unexpected costs, charges or expenses resulting from the proposed transaction; competitive responses to the proposed transaction; and legislative, regulatory and economic developments. The factors that may cause future events and results to differ materially from the current expectations also include, without limitation, the risks identified in Ixia’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, and in Ixia’s other filings with the Securities and Exchange Commission. Ixia assumes no obligation to update any forward-looking statement contained in this document.

Important Additional Information and Where to Find It

Ixia plans to file with the SEC and to mail to its shareholders a proxy statement in connection with the proposed transaction. The proxy statement will contain important information about Ixia, the proposed transaction, and related matters. Ixia also plans to file with the Securities and Exchange Commission other documents regarding the proposed transaction. BEFORE MAKING ANY VOTING DECISION, IXIA’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT MATERIALS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE. Ixia’s shareholders will be able to obtain free copies of the proxy statement and other documents filed with the Securities and Exchange Commission by Ixia through the web site maintained by the Securities and Exchange Commission at www.sec.gov or through the investor relations section of Ixia’s website at http://investor.ixiacom.com.

Participants in the Solicitation

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. Ixia and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Ixia’s shareholders with respect to the proposed transactions. Information regarding Ixia’s directors and executive officers is contained in Amendment No. 1 to Ixia’s annual report on Form 10-K for the year ended December 31, 2015 filed with the Securities and Exchange Commission on May 5, 2016 and in its proxy statement for Ixia’s 2016 annual meeting of shareholders filed with the Securities and Exchange Commission on May 3, 2016. Additional information regarding the interests of Ixia’s directors and executive officers in the transaction will be included in the proxy statement for the special meeting of Ixia’s shareholders to be held to approve the transactions contemplated by the merger agreement and in other relevant documents regarding proposed transaction, when filed with the Securities and Exchange Commission.

January 30, 2017

Team,

Today is a historic day for Ixia. We are combining with Keysight Technologies, Inc.; taking two complimentary, industry leading technology companies that, together, will advance and accelerate our powerful, innovation engine. Together, we believe we will accelerate growth across our combined businesses. This announcement truly validates the strength of our company, our portfolio, and the results that all of us have worked to create over our 20 year history. A copy of the press release that we issued this morning can be found here [INSERT LINK].

We believe Keysight is an ideal partner. Looking at the combination of our companies, it is clearly about growth – leveraging our scale and the breadth of our complementary product portfolios. The combination will create an innovation force in leading-edge technologies that spans electronic design, network and device validation, and application and security performance. Further, Ixia and Keysight will provide solutions that address the fastest-growing networking and communications trends.

In our discussions with the Keysight management team, one of the things they emphasized is that it has been the unmatched talent of our people around the world that has drawn their interest. Thank you all for that. Your focus on innovation, customers, industry leading solutions, and the teamwork we demonstrate to achieve our goals have always been the foundation for our success. From our perspective, we believe Keysight provides an excellent culture match for our employees. We see strong similarities in our values and approach to doing business. Keysight has also expressed overwhelming support for our growth platforms, and the opportunity to continue innovating in both our network test and visibility businesses.

These are still early days, but overall, we expect there will be many new opportunities across the organization as part of a company with greater scale and resources. We believe the power of our combined portfolios, enhanced R&D capabilities, and the incredible work of both of our teams will help us to achieve an unprecedented level of success and build on our expertise to continue creating market leading solutions for our customers.

Until the transaction closes, which is expected to occur no later than the end of October 2017, we remain a separate, independent company, and we will continue to operate business as usual. It is important that we stay focused on our customers, product roadmap and other business priorities. Looking ahead, we will be working closely with Keysight to develop plans on how best to bring our companies together and capitalize on the strengths and talent across each organization. Our goal is a seamless combination that supports new growth strategies and enhances our relationships with customers and partners. We will continue to keep you updated as there is important information to share.

We understand that you may have questions. Attached is an FAQ document that may be helpful to you. In addition, we will be hosting employee all hands calls to provide more details on the transaction and to answer questions. The all hands call will be at the following times on Monday, January 30th:

●	EMEA: 8:00AM PST

●	Americas: 10:00AM PST

●	APAC: 8:30PM PST

Team, our DNA has always been to lead with innovation, customer focus, teamwork, and speed. As we celebrate our 20th anniversary as a company this coming May, we are confident our future will be bright in the next chapter of our company’s history as a result of joining forces with Keysight.

On behalf of the entire Board of Directors and our leadership team, we thank you for your commitment, which has been – and will continue to be – the key to our success.

Sincerely,

Errol Ginsberg	Bethany Mayer
Chairman of the Board, Chief Innovation Officer and Founder	President & Chief Executive Officer

Forward-Looking Statements

Statements that are not historical facts in this document, including, without limitation, statements regarding the expected timing, completion and effects of the proposed transaction may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended, and, and are subject to the safe harbor created by those Sections. Words such as “may,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “predict,” “potential,” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements reflect the current views with respect to future events and are based on assumptions and are subject to risks and uncertainties. These risks and uncertainties, as well as other factors, may cause future events, results, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. Factors that could cause the actual events or results to differ materially from those expressed or implied in such forward-looking statements include, among others: the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Ixia’s business and the price of the common stock of Ixia; the risk that Ixia’s shareholders do not approve the transaction or that any other conditions to the completion of the transaction may not be satisfied, or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; the risk that financing for the transaction may not be available on favorable terms; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the effect of the announcement or pendency of the proposed transaction on Ixia’s business relationships, operating results and business generally; risks that the proposed transaction disrupts current plans and operations of Ixia, including the risk of adverse reactions or changes to business relationships with customers, suppliers and other business partners of Ixia; potential difficulties in the hiring or retention of employees of Ixia as a result of the proposed transaction; risks associated with the disruption of management’s attention from ongoing business operations due to the transaction; the outcome of any legal proceedings that may be instituted against Ixia, its officers or directors related to the merger agreement or the transaction; unexpected costs, charges or expenses resulting from the proposed transaction; competitive responses to the proposed transaction; and legislative, regulatory and economic developments. The factors that may cause future events and results to differ materially from the current expectations also include, without limitation, the risks identified in Ixia’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, and in Ixia’s other filings with the Securities and Exchange Commission. Ixia assumes no obligation to update any forward-looking statement contained in this document.

Important Additional Information and Where to Find It

Ixia plans to file with the SEC and to mail to its shareholders a proxy statement in connection with the proposed transaction. The proxy statement will contain important information about Ixia, the proposed transaction, and related matters. Ixia also plans to file with the Securities and Exchange Commission other documents regarding the proposed transaction. BEFORE MAKING ANY VOTING DECISION, IXIA’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT MATERIALS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE. Ixia’s shareholders will be able to obtain free copies of the proxy statement and other documents filed with the Securities and Exchange Commission by Ixia through the web site maintained by the Securities and Exchange Commission at www.sec.gov or through the investor relations section of Ixia’s website at http://investor.ixiacom.com.

Participants in the Solicitation

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. Ixia and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Ixia’s shareholders with respect to the proposed transactions. Information regarding Ixia’s directors and executive officers is contained in Amendment No. 1 to Ixia’s annual report on Form 10-K for the year ended December 31, 2015 filed with the Securities and Exchange Commission on May 5, 2016 and in its proxy statement for Ixia’s 2016 annual meeting of shareholders filed with the Securities and Exchange Commission on May 3, 2016. Additional information regarding the interests of Ixia’s directors and executive officers in the transaction will be included in the proxy statement for the special meeting of Ixia’s shareholders to be held to approve the transactions contemplated by the merger agreement and in other relevant documents regarding proposed transaction, when filed with the Securities and Exchange Commission.

Ixia Partner / Vendor FAQ

1.	What was announced?

We announced that Ixia has entered into an agreement to combine with Keysight. We are confident that together, we have a tremendous opportunity to further strengthen our market leading positions and achieve an unprecedented level of innovative offerings and world class service.

2.	Who is Keysight?

Keysight helps customers bring breakthrough electronic products and systems to market faster and at a lower cost. Customers span the worldwide communications ecosystem, internet infrastructure, aerospace & defense, automotive, semiconductor and general electronics end markets.

3.	Why is Ixia combining with Keysight?

We believe Keysight is an ideal partner, and this transaction brings together two highly complementary companies to create an innovative force in leading-edge technologies and advance and accelerate our powerful innovation engine on behalf of our customers. We have industry leading IP portfolios, deep technical prowess and amazing teams. We are confident that together, Ixia and Keysight have a tremendous opportunity to further strengthen our market leading positions and achieve an unprecedented level of innovative offerings and world class service.

4.	What does this transaction mean for Ixia’s business partners?

Our goal remains to continue supporting our clients and we recognize the role of our partners and vendors in achieving that objective. Until the transaction closes, we do not anticipate any changes in our partnership. As we bring our companies together, we look forward to sharing more specific details about Ixia as part of Keysight.

5.	Why should I do business with Ixia now?

The value proposition Ixia offers today is just as compelling as before we announced this transaction. Our goal remains to continue supporting our clients, and we recognize the role of our partners and vendors in achieving that objective.

6.	Is there any change to my contract? Should I continue to fulfil orders with Ixia or should I now take orders from Keysight?

Until the transaction is completed, which we expect to occur no later than the end of October 2017, we will continue to conduct business as usual and your teams and day-to-day support at Ixia will remain the same. There have been no changes to existing contracts, product development or deployment plans as a result of the transaction.

7.	When will the transaction be completed? What are the next steps?

We expect the transaction to close no later than the end of October 2017, subject to approval by Ixia shareholders, regulatory approvals and other customary closing conditions.

8.	Will my company contacts change?

This announcement has not changed how you normally conduct business with Ixia. Your contacts will remain the same.

9.	How can I get more information?

If you have additional questions, please reach out to your usual Ixia representative.

Forward-Looking Statements

Statements that are not historical facts in this document, including, without limitation, statements regarding the expected timing, completion and effects of the proposed transaction may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended, and, and are subject to the safe harbor created by those Sections. Words such as “may,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “predict,” “potential,” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements reflect the current views with respect to future events and are based on assumptions and are subject to risks and uncertainties. These risks and uncertainties, as well as other factors, may cause future events, results, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. Factors that could cause the actual events or results to differ materially from those expressed or implied in such forward-looking statements include, among others: the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Ixia’s business and the price of the common stock of Ixia; the risk that Ixia’s shareholders do not approve the transaction or that any other conditions to the completion of the transaction may not be satisfied, or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; the risk that financing for the transaction may not be available on favorable terms; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the effect of the announcement or pendency of the proposed transaction on Ixia’s business relationships, operating results and business generally; risks that the proposed transaction disrupts current plans and operations of Ixia, including the risk of adverse reactions or changes to business relationships with customers, suppliers and other business partners of Ixia; potential difficulties in the hiring or retention of employees of Ixia as a result of the proposed transaction; risks associated with the disruption of management’s attention from ongoing business operations due to the transaction; the outcome of any legal proceedings that may be instituted against Ixia, its officers or directors related to the merger agreement or the transaction; unexpected costs, charges or expenses resulting from the proposed transaction; competitive responses to the proposed transaction; and legislative, regulatory and economic developments. The factors that may cause future events and results to differ materially from the current expectations also include, without limitation, the risks identified in Ixia’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, and in Ixia’s other filings with the Securities and Exchange Commission. Ixia assumes no obligation to update any forward-looking statement contained in this document.

Important Additional Information and Where to Find It

Ixia plans to file with the SEC and to mail to its shareholders a proxy statement in connection with the proposed transaction. The proxy statement will contain important information about Ixia, the proposed transaction, and related matters. Ixia also plans to file with the Securities and Exchange Commission other documents regarding the proposed transaction. BEFORE MAKING ANY VOTING DECISION, IXIA’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT MATERIALS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE. Ixia’s shareholders will be able to obtain free copies of the proxy statement and other documents filed with the Securities and Exchange Commission by Ixia through the web site maintained by the Securities and Exchange Commission at www.sec.gov or through the investor relations section of Ixia’s website at http://investor.ixiacom.com.

Participants in the Solicitation

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. Ixia and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Ixia’s shareholders with respect to the proposed transactions. Information regarding Ixia’s directors and executive officers is contained in Amendment No. 1 to Ixia’s annual report on Form 10-K for the year ended December 31, 2015 filed with the Securities and Exchange Commission on May 5, 2016 and in its proxy statement for Ixia’s 2016 annual meeting of shareholders filed with the Securities and Exchange Commission on May 3, 2016. Additional information regarding the interests of Ixia’s directors and executive officers in the transaction will be included in the proxy statement for the special meeting of Ixia’s shareholders to be held to approve the transactions contemplated by the merger agreement and in other relevant documents regarding proposed transaction, when filed with the Securities and Exchange Commission.

January 30, 2017

Dear Valued Partner,

I am pleased to share the exciting news that Ixia has just announced an agreement to combine with Keysight.

We believe Keysight is an ideal partner, and this transaction brings together two highly complementary companies to create an innovative force in leading-edge technologies and advance and accelerate our powerful innovation engine on behalf of our customers. We have industry leading IP portfolios, deep technical prowess and amazing teams. We are confident that together, Ixia and Keysight have a tremendous opportunity to further strengthen our market leading positions and achieve an unprecedented level of innovative offerings and world class service.

This announcement is just the first step. We expect the transaction to be completed no later than the end of October 2017. Until that time, Ixia will remain a separate, independent company, and there is no change in our partnership. We will continue to honor our contracts and agreements under existing terms.

As we work to bring our companies together, we look forward to sharing more specific details about Ixia as a part of Keysight. In the interm, please visit our website to read today’s press release. Of course, you should also feel free to reach out to your usual Ixia representative.

On behalf of the Ixia team, we value our relationship with you and thank you for your continued support.

Sincerely,

Bethany Mayer

President & Chief Executive Officer

Forward-Looking Statements

Statements that are not historical facts in this document, including, without limitation, statements regarding the expected timing, completion and effects of the proposed transaction may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended, and, and are subject to the safe harbor created by those Sections. Words such as “may,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “predict,” “potential,” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements reflect the current views with respect to future events and are based on assumptions and are subject to risks and uncertainties. These risks and uncertainties, as well as other factors, may cause future events, results, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. Factors that could cause the actual events or results to differ materially from those expressed or implied in such forward-looking statements include, among others: the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Ixia’s business and the price of the common stock of Ixia; the risk that Ixia’s shareholders do not approve the transaction or that any other conditions to the completion of the transaction may not be satisfied, or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; the risk that financing for the transaction may not be available on favorable terms; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the effect of the announcement or pendency of the proposed transaction on Ixia’s business relationships, operating results and business generally; risks that the proposed transaction disrupts current plans and operations of Ixia, including the risk of adverse reactions or changes to business relationships with customers, suppliers and other business partners of Ixia; potential difficulties in the hiring or retention of employees of Ixia as a result of the proposed transaction; risks associated with the disruption of management’s attention from ongoing business operations due to the transaction; the outcome of any legal proceedings that may be instituted against Ixia, its officers or directors related to the merger agreement or the transaction; unexpected costs, charges or expenses resulting from the proposed transaction; competitive responses to the proposed transaction; and legislative, regulatory and economic developments. The factors that may cause future events and results to differ materially from the current expectations also include, without limitation, the risks identified in Ixia’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, and in Ixia’s other filings with the Securities and Exchange Commission. Ixia assumes no obligation to update any forward-looking statement contained in this document.

Important Additional Information and Where to Find It

Ixia plans to file with the SEC and to mail to its shareholders a proxy statement in connection with the proposed transaction. The proxy statement will contain important information about Ixia, the proposed transaction, and related matters. Ixia also plans to file with the Securities and Exchange Commission other documents regarding the proposed transaction. BEFORE MAKING ANY VOTING DECISION, IXIA’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT MATERIALS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE. Ixia’s shareholders will be able to obtain free copies of the proxy statement and other documents filed with the Securities and Exchange Commission by Ixia through the web site maintained by the Securities and Exchange Commission at www.sec.gov or through the investor relations section of Ixia’s website at http://investor.ixiacom.com.

Participants in the Solicitation

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. Ixia and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Ixia’s shareholders with respect to the proposed transactions. Information regarding Ixia’s directors and executive officers is contained in Amendment No. 1 to Ixia’s annual report on Form 10-K for the year ended December 31, 2015 filed with the Securities and Exchange Commission on May 5, 2016 and in its proxy statement for Ixia’s 2016 annual meeting of shareholders filed with the Securities and Exchange Commission on May 3, 2016. Additional information regarding the interests of Ixia’s directors and executive officers in the transaction will be included in the proxy statement for the special meeting of Ixia’s shareholders to be held to approve the transactions contemplated by the merger agreement and in other relevant documents regarding proposed transaction, when filed with the Securities and Exchange Commission.